UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2008

TARPON INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Michigan	001-32428	30-0030900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2420 Wills Street, Marysville, Michigan 48040

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (810) 2364-7421

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership

On August 1, 2008, Tarpon Industries, Inc. its subsidiaries (hereinafter collectively referred to as “Tarpon”), filed a Combined Reorganization Plan and Disclosure Statement (the “Reorganization Plan”) with the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division (the “Bankruptcy Court”). A copy of the Reorganization Plan is attached to this Current Report on Form 8-K as Exhibit 2.1, and the information contained in the Reorganization Plan is incorporated herein by reference.

On October 13, 2008, Tarpon filed a Second Amended Combined Reorganization Plan and Disclosure Statement (the “Amended Reorganization Plan”) with the Bankruptcy Court. A copy of the Amended Reorganization Plan is attached to this Current Report on Form 8-K as Exhibit 2.2, and the information contained in the Amended Reorganization Plan is incorporated herein by reference. On October 17, 2008, the Bankruptcy Court entered an order confirming Tarpon’s Amended Reorganization Plan. On October 31, 2008, the Amended Reorganization Plan became effective (the “Effective Date”).

Under the Amended Reorganization Plan:

•	Laurus Master Fund, Ltd. (“Laurus”) will receive 90% of the equity in the reorganized Tarpon.

•	A liquidation Trust created for the benefit of the unsecured creditors of Tarpon will receive 10% of the equity in the reorganized Tarpon.

•	Holders of Tarpon’s common stock will receive no distributions and all outstanding common stock was cancelled on the Effective Date.

As of October 17, 2008, Tarpon had authorized 100,000,000 shares of common stock, of which 13,343,939 were issued and outstanding on such date. All such outstanding shares of common stock and rights to common stock, except as provided for in the Amended Reorganization Plan, were cancelled as of the Effective Date.

Prior to confirmation of the Amended Reorganization Plan, and as previously disclosed in a Current Report on Form 8-K filed by Tarpon with the Securities and Exchange Commission on August 12, 2008, Tarpon, on June, 27, 2008, entered into an Asset Purchase Agreement with Laurus pursuant to which substantially all of Tarpon’s assets were sold to Heartland Steel Products, Inc., an affiliate of Laurus.

Item 3.03.	Material Modifications to Rights of Security Holders

As more fully described in Item 1.03 hereinabove, Tarpon’s Amended Reorganization Plan was confirmed by the Bankruptcy Court on October 17, 2008. Pursuant to the Amended Reorganization Plan holders of Tarpon’s common stock will receive no distribution or property and all currently outstanding common stock were cancelled as of the Effective Date.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARPON INDUSTRIES, INC.

	By:	/s/ James W. Bradshaw
James W. Bradshaw
Date: November 12, 2008		Chief Executive Officer

Exhibit Index

Exhibit No.	Description
2.1	Combined Reorganization Plan and Disclosure Statement

2.2	Second Amended and Combined Reorganization Plan and Disclosure Statement

2.3	Order Confirming Second Amended and Combined Reorganization Plan and Disclosure Statement